Exhibit 10.5



                               GUARANTY AGREEMENT
                               ------------------

     THIS GUARANTY AGREEMENT dated JANUARY 3, 2006 (the "GUARANTY"), is executed by MALCOM J. WRIGHT INDIVIDUALLY AND AMERICAN LEISURE HOLDINGS, INC., A NEVADA CORPORATION, (collectively referred to herein as the "GUARANTOR") and extended to BANKERS CREDIT CORPORATION, A FLORIDA CORPORATION, (the "LENDER") for the benefit of REEDY CREEK ACQUISITION COMPANY, LLC, A FLORIDA LIMITED LIABILITY COMPANY (herein collectively referred to as the "BORROWER").

                                    RECITALS:

     A. Lender has agreed to make a loan (the "LOAN") to Borrower pursuant to the terms and conditions of, among other documents, a Promissory Note of even date executed and delivered by Borrower in favor of Lender in the original principal amount of SEVEN MILLION AND 00/100 DOLLARS ($7,000,000.00) (the "NOTE") secured by a mortgage on real property located in OSCEOLA COUNTY, Florida (the "MORTGAGE"), and other documents. The Note and Mortgage, and the other loan documents executed contemporaneously therewith, are hereinafter referred to collectively as the "SECURITY DOCUMENTS" or as the "LOAN DOCUMENTS."

     B.   Guarantor:   MALCOM  J.  WRIGHT  INDIVIDUALLY  AND  AMERICAN  LEISURE
                       HOLDINGS, INC., A NEVADA CORPORATION

     C. Without this Guaranty, Lender would be unwilling to make the Loan to Borrower.

     D. Because of the direct benefit to Guarantor from the Loan to Borrower, and as an inducement to Lender to make the Loan to Borrower, Guarantor agrees to guarantee to Lender the obligations of Borrower as set forth herein.

     NOW, THEREFORE, in consideration of Lender entering into the Loan Agreement and making the Loan to Borrower, and for other good and valuable consideration by Borrower to Guarantor, the receipt and sufficiency of which is hereby acknowledged by Guarantor, Guarantor hereby covenants and agrees as follows:

     2.   UNLIMITED  GUARANTY  OF  PAYMENT.  Guarantor  hereby  unconditionally
          --------------------------------
guarantees to Lender the payment, when due, by acceleration or otherwise, of the Loan principal, together with all interest, costs, expenses, and attorneys' fees related to the Indebtedness. For the purposes hereof, the term "INDEBTEDNESS" shall include any and all indebtedness and obligations of Borrower to Lender, including without limitation, the loan principal, together with interest, fees and expenses, including attorneys' fees, evidenced by the Note, the Loan Agreement, the Security Documents or otherwise, or arising in connection with the Loan, whether existing now or arising hereafter, as such Indebtedness may be modified, increased, extended or renewed from time to time. The guaranty of Guarantor as set forth in this section is a guaranty of payment and not of collection. The amount of this Guaranty shall not be diminished, limited, or otherwise affected by payments made under the Loan except for full and complete satisfaction of the Debt evidenced by Lender's execution of a Satisfaction of Mortgage.

     3.   SUBORDINATION.  All  rights  and  claims of Guarantor now or hereafter
          -------------
existing (collectively the "GUARANTOR CLAIMS") against Borrower or any of Borrower's property which Borrower now owns or shall acquire in the future or hereafter existing shall be subordinate and subject in right of payment to the prior payment in full of the indebtedness to Lender.

     Until the indebtedness has been paid in full and Guarantor shall have performed or satisfied all of its obligations hereunder, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any payment upon Guarantor Claims, nor seek to realize upon any collateral securing such Guarantor Claims nor claim any offset or other reduction of Guarantor's obligations hereunder because of any Guarantor Claims. Notwithstanding the foregoing, if Guarantor should receive any such payment, Guarantor agrees to hold same in trust for Lender and agrees that Guarantor shall have absolutely no rights in or to or dominion over, such payments except to pay them promptly to Lender without demand by Lender.

     4.   GUARANTOR  WAIVERS.  Guarantor  hereby waives and agrees not to assert
          ------------------
or take advantage of (A) any right or claim of right to cause a marshaling of any of Borrower's assets or the assets of any other party now or hereafter held as security for the indebtedness; (B) the defense of the statute of limitations in any action hereunder or for the payment of the indebtedness and performance of any obligation hereby guaranteed; (C) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor, any other guarantor of the Loan, or Borrower or any other person or entity, or the voluntary or involuntary dissolution of Borrower or Guarantor, or the failure of Lender to file or enforce a claim against the estate (either in administration, Bankruptcy, or any other proceeding) of Borrower or any other person or entity;
(D) any defense based on the failure of Lender to give notice of the existence, creation, or incurring of any new or additional indebtedness or obligation, or of any action or nonaction on the part of any other person whomsoever, or any modification of the terms of the Loan Documents, or the indebtedness, in connection with any obligation hereby guaranteed; (E) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or any other guarantor of the Loan or the right of Guarantor to proceed against Borrower or any other guarantor for reimbursement, or both; (F) any defense based upon failure of Lender to commence an action against Borrower; (G) any defense based upon acceptance of this Guaranty by Lender; (H) any defense based upon the invalidity or unenforceability of any of the Loan Documents; (I) any defense based upon any limitation of liability contained in any of the Loan Documents; (J) any defense based upon any transfer by Borrower of all or any part of the Collateral; (K) any defense based upon the failure of Lender to perfect any security or to extend or renew the perfection of any security; and (L) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled.

     5.   CONSENT  TOLENDER'S  ACTIONS  OR  INACTIONS.  Guarantor  consents that
          -------------------------------------------
Lender may, at any time and from time to time, before or after any Default by Borrower, without affecting the liability of Guarantor hereunder and with or without further notice to or assent from Guarantor:

           a. either with or without consideration to Borrower or to any guarantor guaranteeing the payment of any portion of the indebtedness, or any pledgor or grantor of any collateral; exchange, release or surrender (in whole or in part), or fail to protect or to preserve the value of any collateral now or hereafter held as security for the Loan, or waive, release or subordinate any lien or security interest (in whole or in part) in or on any such collateral;

           b. waive or delay the exercise of any of its rights or remedies against Borrower or any other person or entity, including without limitation, any guarantor guaranteeing any portion of the indebtedness; notwithstanding any waiver or delay, Lender shall not be precluded from further exercise of any of its rights, powers or privileges expressly provided for herein or otherwise available, it being understood that all such rights and remedies are cumulative;

           c. waive or extend the time of Borrower's or any other guarantor's performance of any and all terms, provisions and conditions set forth in the Loan Documents;

           d. release Borrower or any other person or entity, including without limitation, any other guarantor guaranteeing payment of any portion of the indebtedness, from their obligations to complete the Project and/or from their obligations to repay all or any portion of the indebtedness;

           e. proceed against Guarantor without first proceeding against or joining Borrower or any other guarantor guaranteeing payment of any portion of the indebtedness or any endorser of the Note, or any property securing the payment of the indebtedness;

           f. renew, extend or modify the terms of the Loan or any instrument or agreement evidencing, securing, or relating to the Loan;

           g. generally deal with Borrower or other person or party or any Collateral as Lender may see fit; and

     Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, release, surrender, subordination, waiver (whether or not such waiver is oral or written), delay, proceeding, renewal, extension, modification, act or failure to act, or other dealings described in Subsections 5(a) through 5(h) above, inclusive, even though done without notice to or consent from Guarantor.

     6.   WAIVER  OF  NOTICE.  Guarantor  waives  all  notices  whatsoever  with
          ------------------
respect to the Loan Documents, including without limitation, this Guaranty, and with respect to the Loan, including but not limited to, notice of:

           a. Lender's acceptance of this Guaranty or its intention to act, or its action, in reliance hereon;

           b.   the  making of the Loan by Lender to Borrower;

           c. presentment and demand for payment of the Loan or any portion thereof;

           d. protest and notice of dishonor or non-payment with respect to the Loan or any portion thereof;

           e. any Default by Borrower or any pledgor, grantor of security, or any other guarantor guaranteeing payment of any portion of the indebtedness;

           f. any other notices to which Guarantor may otherwise be entitled; and

           g.   any  demand for payment under this Guaranty.

     7.   PRIMARY  LIABILITY  OF GUARANTOR.  Guarantor agrees that this Guaranty
          --------------------------------
may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having resorted to recourse to the Note or the Collateral through foreclosure proceedings under the Security Documents or otherwise, and Guarantor hereby waives any rights to require Lender to proceed against Borrower or any other guarantor or to require Lender to pursue any other remedy or enforce any other right. Guarantor further agrees that Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the indebtedness of Borrower to Lender, unless and until all of the indebtedness of Borrower to Lender has been paid in full. Guarantor further agrees that nothing contained herein shall prevent Lender from suing on the Note or foreclosing the Mortgage or from exercising any other rights available to it under any other Loan Documents, or any other instrument of security if neither Borrower nor Guarantor timely performs the obligations of Borrower thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of Guarantor's obligations hereunder; it being the purpose and intent of Guarantor that Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of Borrower or any other guarantor or by reason of Borrower's or any other guarantor's Bankruptcy, insolvency, death, or dissolution. At any time Lender is entitled to exercise its remedies hereunder, it may in its discretion elect to demand payment or performance. In the event Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the indebtedness has been paid in full. In the event Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the indebtedness has been paid in full.

     8.   SUBROGATION  RIGHTS.  Guarantor  will not assert any right to which it
          -------------------
may be or may become entitled, whether by subrogation, contribution or otherwise, against Borrower or any other guarantor guaranteeing payment of any portion of the indebtedness or against any of their respective properties, by reason of the performance by Guarantor of its obligations under this Guaranty. Guarantor also hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from a performance by Guarantor, including, but not limited to, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification or participation in any claim, right or remedy of Lender against Borrower or any security which Lender has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

     9.   COST  OF ENFORCEMENT.  In the event that the Note or this Guaranty are
          --------------------
not paid when due on any stated or accelerated maturity date, or should it be necessary for Lender to enforce any other of its rights under the Loan Documents, Guarantor will pay to Lender, in addition to principal, interest and other charges due hereunder or under the other Loan Documents, all costs of collection or enforcement, including reasonable attorneys' fees, paralegals' fees, legal assistants' fees, costs and expenses, whether incurred with respect to collection, litigation, Bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Lender arising out of or related to the Loan, enforcement of any judgment based on this Guaranty, or otherwise, whether or not a suit to collect such amounts or to enforce such rights is brought or, if brought, is prosecuted to judgment.

     10.  GRANT.  To  secure  the performance of this Guaranty, Guarantor grants
          -----
to Lender a security interest in all property of Guarantor to the extent such property is delivered concurrently herewith or is now, or at any time hereafter is in the possession of Lender, and all proceeds, replacements, or substitutions of all such property. Guarantor agrees that Lender shall have the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Florida with respect to all of the aforesaid property, including, without limitation, the right to sell or otherwise dispose of any or all of such property. Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if given at least five (5) calendar days before such disposition. Notwithstanding the foregoing, Lender may, without further notice to anyone, apply or set off any balances, credits, deposits, accounts, monies or other indebtedness at any time created by or due from Lender to Guarantor against the amounts due hereunder.

     11.  TERM  OF  GUARANTY;  WARRANTIES.  This Guaranty shall continue in full
          -------------------------------
force and effect until the indebtedness is fully paid, and all obligations of Borrower and Guarantor are performed and discharged. This Guaranty covers the indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by Lender in stages or installments. Guarantor warrants and represents to Lender, (I) that this Guaranty is binding upon and enforceable against Guarantor, its heirs, personal representatives, executors, successors, and assigns in accordance with its terms, (II) that the execution and delivery of this Guaranty do not violate any applicable laws or constitute a breach of any agreement to which Guarantor is a party, (III) that there is no litigation, claim, action or proceeding pending, or, to the best knowledge of Guarantor, threatened against Guarantor which would adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder. Guarantor agrees to promptly inform Lender of the adverse determination of any litigation, claim, action or proceeding or the institution of any litigation, claim, action or proceeding against Guarantor which does or could adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder.

     12.  FURTHER  REPRESENTATIONS AND WARRANTIES.  Guarantor further represents
          ---------------------------------------
to Lender that Guarantor has knowledge of Borrower's financial condition and affairs and represents and agrees that it will keep so informed while this Guaranty is in force. Guarantor agrees that Lender has no present or future obligation to investigate the financial condition or affairs of Borrower for the benefit of Guarantor nor to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of Borrower or any other guarantor of the Loan which might come to the knowledge of Lender at any time, whether or not Lender knows or believes or has reason to know or believe that any such fact or change is unknown to Guarantor or might (or does) increase the risk of Guarantor as guarantor or might (or would) affect the willingness of Guarantor to continue as a guarantor with respect to the indebtedness.

     13.  FINANCIAL  STATEMENTS.  Guarantor  shall  submit  annual  financial
          ---------------------
statements  to  Lender  on  the  Lender's  form  as  requested  by  the  Lender.

     14.  ADDITIONAL  LIABILITY OF GUARANTOR.  If Guarantor is or becomes liable
          ----------------------------------
for any indebtedness owing by Borrower to Lender by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

     15.  CUMULATIVE  RIGHTS.  All  rights  of  Lender  hereunder  or  otherwise
          ------------------
arising under any documents executed in connection with or as security for the indebtedness are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued without affecting, reducing or limiting any other right of Lender and without affecting, reducing, or impairing the liability of Guarantor.

     16.  MULTIPLE  COUNTERPARTS;  PRONOUNS;  CAPTIONS;  SEVERABILITY.  This
          -----------------------------------------------------------
Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Use of the singular includes the plural, and vice versa. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. Use of the term "include" or "including" is always without limitation. "Person" or "party" means any natural person or artificial entity having legal capacity.

     17.  LENDER  ASSIGNS.  This Guaranty is intended for and shall inure to the
          ---------------
benefit of Lender and each and every person who shall from time to time be or become the owner or holder of any document evidencing or securing the indebtedness, and each and every reference herein to Lender shall include and refer to each and every successor or assignee of Lender at any time holding or owning any part of or interest in any part of the indebtedness. This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that any document evidencing or securing all or any portion of the indebtedness is transferable and negotiable, it being understood and stipulated that upon assignment or transfer by Lender of any of the indebtedness, the legal holder or owner of said indebtedness (or a part thereof or interest therein thus transferred or assigned by Lender) shall (except as otherwise stipulated by Lender in its assignment) have and may exercise all of the rights granted to Lender under this Guaranty to the extent of that part of or interest in the indebtedness thus assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the indebtedness, or any part thereof, or of the rights of Lender hereunder. Failure to give notice will not affect the liabilities of Guarantor hereunder.

     18.  APPLICATION OF PAYMENTS.  Lender may apply any payments received by it
          -----------------------
from any source against that portion of the indebtedness (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

     19.  NOTICES.  Unless  otherwise provided, all notices required to be given
          -------
hereunder shall be in writing and shall be deemed served on the earlier of (I) receipt or (II) seventy-two (72) hours after deposit in registered, certified or first-class United States mail, postage prepaid, and addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as herein required:

          GUARANTOR:       MALCOM J. WRIGHT AND
          ---------        AMERICAN LEISURE HOLDINGS, INC., A NEVADA CORPORATION
                           2462 SAND LAKE ROAD
                           ORLANDO, FL 32809

          LENDER:          BANKERS  CREDIT  CORPORATION,  INC.
          ------           L.  Cleveland  Hightower,  President
                           1053  Maitland  Center  Commons  Blvd.,  Suite  201
                           Maitland,  FL  32751

Personal delivery to a party or to any officer, partner, agent or employee of such party, or if a proper person, to a member of his family, at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

     20.  CONFLICT  OF  LAW.  This  Guaranty  shall  be  construed, interpreted,
          -----------------
enforced and governed by and in accordance with the laws of the State of Florida.

     21.  SUBMISSION TO JURISDICTION.  Guarantor irrevocably and unconditionally
          --------------------------
(A) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought, at the option of Lender, in a court of competent jurisdiction of the State of Florida or any United States District Court; (B) consents to the jurisdiction of each such court in any such suit, action or proceeding; (C) waives any and all personal rights under the laws of any state to object to the laying of venue of any such suit, action or proceeding in the State of Florida; and (D) agrees that service of any court paper may be effected on Guarantor by mail, addressed and mailed as provided in
Section 19 hereof or in such other manner as may be provided under applicable laws or court rules in the State of Florida. Nothing contained herein, however, shall prevent Lender from bringing an action or exercising any rights against any security or against Guarantor personally, and against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Florida shall govern the rights and obligations of Guarantor and Lender hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Florida. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Florida.

     22.  WAIVER  OF  HOMESTEAD.  Guarantor  waives  any  and  all homestead and
          ---------------------
exemption rights which it may have under or by virtue of the Constitution or the laws of the United States of America or of any state as against this Guaranty, any renewal hereof, or any indebtedness represented hereby, and does jointly and severally transfer, convey, and assign to Lender a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in Bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and does hereby direct any trustee in Bankruptcy having possession of such homestead or exemption to deliver to Lender a sufficient amount of property or money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby appoint Lender the attorney-in-fact for each of them, to claim any and all homestead exemptions allowed by law.

     23.  CONTINUING  LIABILITY.  Notwithstanding  any  other provisions of this
          ---------------------
Guaranty, the indebtedness shall be deemed to include any and all liability, damage, cost and expense, including reasonable attorneys' fees, paralegals' fees and legal assistants' fees, which may hereafter be incurred by Lender as a result of the Mortgaged Property:

           a. having been used in the past or present or being used in the future while the Mortgaged Property is owned by Borrower, for the sale, handling, storage, transportation, or disposal of hazardous or toxic materials, in violation of any Governmental Requirements in effect from time to time regulating hazardous or toxic materials or the Mortgaged Property; or

           b. having contained or hereafter containing, while the Mortgaged Property is owned by Borrower, asbestos or products containing asbestos in violation of any laws, ordinances, or regulations of any Governmental Authorities affecting asbestos or products containing asbestos or the Mortgaged Property.

               Payment of the Note shall not terminate the liability of Guarantor created by this Section 23.

     24.  ORAL  MODIFICATION  INEFFECTIVE.  This  Guaranty  may  not  be changed
          -------------------------------
orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender. This Guaranty shall be irrevocable by Guarantor until the indebtedness has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed, at which time Lender will terminate this Guaranty. This Guaranty shall continue in full force and effect unless and until discharged or released by Lender pursuant to a written instrument properly executed by an appropriate officer of Lender. This Guaranty shall continue in full force and effect unless and until discharged or released by Lender pursuant to a written instrument properly executed by an appropriate officer of Lender.

     25.  REFERENCE  TO  OTHER  LOAN  DOCUMENTS.  All of the terms, definitions,
          -------------------------------------
conditions and covenants of the Loan Agreement, the Note, the Mortgage, and the Assignment are expressly made a part of this Guaranty by reference in the same manner and with the same effect as if set forth herein at length and shall have the meaning set forth in the Loan Agreement, the Note, the Mortgage, and the Assignment unless otherwise defined herein.

     26.  WAIVER  OF  TRIAL  BY  JURY.  THE  PARTIES  HEREBY MUTUALLY AGREE THAT
          ---------------------------
NEITHER PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS GUARANTY, OR THE LOAN DOCUMENTS, OR ANY INSTRUMENT EVIDENCING, SECURING, OR RELATING TO THE INDEBTEDNESS AND ANY OTHER OBLIGATIONS EVIDENCED HEREBY, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS EVIDENCED HEREBY OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR
REPRESENTED TO GUARANTOR OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

AMERICAN  LEISURE  HOLDINGS,  INC.,  A  NEVADA  CORPORATION:


BY:    /s/ Malcolm J. Wright
       -------------------------------
       MALCOLM  J.  WRIGHT,  PRESIDENT


/s/ Malcolm J. Wright
----------------------------------
MALCOLM  J.  WRIGHT,  INDIVIDUALLY

STATE  OF FLORIDA

COUNTY  OF ORANGE


     The foregoing instrument was acknowledged before me on JANUARY 3, 2006, by MALCOLM J. WRIGHT, INDIVIDUALLY AND AS PRESIDENT OF AMERICAN LEISURE HOLDINGS INC., ON BEHALF OF HIMSELF AND THE COMPANY. He is personally known to me; or has
produced                          as identification.
        --------------------------

Notary  Seal:                                     /s/ Robin L. Brown
                                                  ------------------------------
                                                  Notary  Public
                                                  My  Commission  Expires: